Exhibit 10.31

PRESBYOPIA THERAPIES, INC.

2020 EQUITY INCENTIVE PLAN

Adopted by the Board of Directors on October 30, 2020

Approved by the Stockholders on November 3, 2020

1. Purposes of the Plan. The purposes of this 2020 Equity Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants (including Directors), and to promote the success of the Company’s business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code and the regulations and interpretations promulgated thereunder. Restricted stock purchase or grant rights may also be awarded under the Plan.

2. Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or its Committee appointed pursuant to Section 4 below.

(b) “Affiliate” means an entity other than a Subsidiary which, together with the Company, is under common control of a third person or entity.

(c) “Applicable Laws” means the legal requirements relating to the administration of stock option and restricted stock purchase or grant plans, including under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, other U.S. federal and state laws, the Code, any Stock Exchange rules or regulations and the applicable laws, rules and regulations of any other country or jurisdiction where Options or Stock Rights are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time.

(d) “Award” means an Option or Stock Right granted under the Plan.

(e) “Board” means the Board of Directors of the Company.

(f) “Cause” for termination of a Participant’s Continuous Service Status will exist if the Participant is terminated by the Company for any of the following reasons: (1) Participant’s willful failure substantially to perform his or her duties and responsibilities to the Company or deliberate violation of a Company policy; (2) Participant’s commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused or is reasonably expected to result in material injury to the Company; (3) unauthorized use or disclosure by Participant of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (4) Participant’s willful breach of any of his or her obligations under any written agreement or covenant with the Company. The preceding notwithstanding, if the Participant has a written employment agreement with the Company that defines the term Cause, then the definition(s) of such term in such agreement shall control for purposes of this Plan. The determination as to whether a Participant is being terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time, and for purposes of this definition the term “Company” will be interpreted to include any Subsidiary, Parent or Affiliate, as appropriate.

(g) “Change of Control” means (1) a sale of all or substantially all of the Company’s assets, or (2) any merger, consolidation or other business combination transaction of the Company with or into another corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of voting capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of the Company (or the surviving entity) outstanding immediately after such transaction, or (3) the direct or indirect acquisition (including by way of a tender or exchange offer) by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company or (4) a contested election of Directors, as a result of which or in connection with which the persons who were Directors before such election or their nominees (the “Incumbent Directors”) cease to constitute a majority of the Board; provided however that if the election or nomination for election by the Company’s stockholders, of any new Director was approved by a vote of at least fifty percent (50%) of the Incumbent Directors, such new Director shall be considered as an Incumbent Director.

(h) “Class A Common Stock” means the Class A Common Stock, par value $0.0001 per share, of the Company.

(i) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(j) “Committee” means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 below.

(k) “Company” means Presbyopia Therapies, Inc., a Delaware corporation.

(l) “Consultant” means any person, including an advisor, who is engaged by the Company or any Parent, Subsidiary or Affiliate to render services and is compensated for such services, and any Director whether compensated for such services or not.

(m) “Continuous Service Status” means the absence of any interruption or termination of service as an Employee, Director or Consultant. Continuous Service Status as an Employee, Director or Consultant shall not be considered interrupted in the case of: (1) sick leave; (2) military leave; (3) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (4) in the case of transfers between locations of the Company or between the Company, its Parents, Subsidiaries, Affiliates or their respective successors. A change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Service Status. Notwithstanding the foregoing, with respect to any Award subject to Section 409A of the Code, any reference to “termination of Continuous Service,” “termination of employment” or similar term shall mean an event that constitutes a “separation from service” within the meaning of Section 409A of the Code.

(n) “Director” means a member of the board of directors or similar governing board of the Company or any Parent, Subsidiary or Affiliate.

(o) “Employee” means any person employed by the Company or any Parent, Subsidiary or Affiliate of the Company, with the status of employment determined based upon such factors as are deemed appropriate by the Administrator in its discretion, subject to any requirements of the Code or the Applicable Laws. The payment of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(q) “Fair Market Value” means, as of any date, the fair market value of the Class A Common Stock, as determined by the Administrator on a reasonable basis consistent with regulations under Section 409A of the Code. For a Listed Security, the determination of Fair Market Value shall be based upon the closing price for the applicable date.

(r) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Option Agreement.

(s) “Listed Security” means any security of the Company that is listed or approved for listing on a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the Financial Industry Regulatory Authority, Inc. (or any successor organization).

(t) “Named Executive” means any individual who, on the last day of the Company’s fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four (4) most highly compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

(u) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Option Agreement.

(v) “Option” means a stock option granted pursuant to the Plan.

(w) “Option Agreement” means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of an Option granted under the Plan and includes any documents attached to or incorporated into such Option Agreement, including, but not limited to, a notice of stock option grant and a form of exercise notice.

(x) “Option Exchange Program” means a program approved by the Administrator whereby outstanding Options are exchanged for Options with a lower exercise price or are amended to decrease the exercise price as a result of a decline in the Fair Market Value of the Class A Common Stock.

(y) “Optioned Stock” means the Class A Common Stock subject to an Option.

(z) “Optionee” means an Employee, Director or Consultant who receives an Option.

(aa) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

(bb) “Participant” means any holder of one or more Options or Stock Rights, or the Shares issuable or issued upon exercise of such Awards, under the Plan.

(cc) “Plan” means this 2020 equity Incentive Plan.

(dd) “Reporting Person” means an officer, Director, or greater than ten percent stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

(ee) “Restricted Stock” means Shares acquired pursuant to a grant of a Stock Right under Section 10 below.

(ff) “Restricted Stock Agreement” means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of a Stock Right granted under the Plan and includes any documents attached to or incorporated into such agreement.

(gg) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision thereto.

(hh) “Share” means a share of the Class A Common Stock, as adjusted in accordance with Section 13 below.

(ii) “Securities Act” means the Securities Act of 1933, as amended from time to time.

(jj) “Stock Exchange” means any stock exchange or consolidated stock price reporting system on which prices for the Class A Common Stock are quoted at any given time.

(kk) “Stock Right” means the right to acquire Class A Common Stock pursuant to Section 10 below.

(ll) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

(mm) “Ten Percent Holder” means a person who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company.

3. Stock Subject to the Plan. Subject to the provisions of Section 13 below, the maximum aggregate number of Shares that may be granted under the Plan is One Million, Nine Hundred Fifty Thousand (1,950,000) Shares. The Shares may be authorized, but unissued, or reacquired Class A Common Stock. If an Award should expire or become unexercisable for any reason without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any Shares which are retained by the Company upon exercise of an Award in order to satisfy the exercise or purchase price for such Award or any withholding taxes due with respect to such exercise or purchase shall be treated as not issued and shall continue to be available under the Plan. Shares issued under the Plan and later forfeited to the Company or repurchased by the Company for the lesser of the exercise price or fair market value at date of repurchase pursuant to any repurchase right which the Company may have shall be available for future grant under the Plan.

4. Administration of the Plan.

(a) General. The Plan shall be administered by the Board or a Committee, or a combination thereof, as determined by the Board. The Plan may be administered by different administrative bodies with respect to different classes of Participants and, if permitted by the Applicable Laws, the Board may authorize one or more officers to make Awards under the Plan.

(b) Committee Composition. If a Committee has been appointed pursuant to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee administering the Plan in accordance with the requirements of Rule 16b-3, to the extent permitted or required by such Rule. The Committee shall in all events conform to any requirements of the Applicable Laws.

(c) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i) to determine the Fair Market Value of the Class A Common Stock, in accordance with Section 2(p) above, provided that such determination shall be applied consistently with respect to Participants under the Plan;

(ii) to select the Employees and Consultants to whom Plan Awards may from time to time be granted;

(iii) to determine whether and to what extent Plan Awards are granted;

(iv) to determine the number of Shares to be covered by each Award granted;

(v) to approve the form(s) of agreement(s) used under the Plan;

(vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder, which terms and conditions include but are not limited to the exercise or purchase price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, any pro rata adjustment to vesting as a result of a Participant’s transitioning from full- to part-time service (or vice versa), and any restriction or limitation regarding any Option, Optioned Stock, Stock Right or Restricted Stock, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vii) to determine whether and under what circumstances an Option may be settled in cash under Section 13 below instead of Class A Common Stock;

(viii) to implement an Option Exchange Program on such terms and conditions as the Administrator in its discretion deems appropriate, provided that no amendment or adjustment to an Option that would materially and adversely affect the rights of any Optionee shall be made without the prior written consent of the Optionee;

(ix) to adjust the vesting of an Option held by an Employee, Director or Consultant as a result of a change in the terms or conditions under which such person is providing services to the Company;

(x) to construe and interpret the terms of the Plan and Awards granted under the Plan, which constructions, interpretations and decisions shall be final and binding on all Participants; and

(xi) in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Options or Stock Rights to Participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies, or customs.

5. Eligibility.

(a) Recipients of Grants. Incentive Stock Options may be granted only to Employees (including Employees who are also Directors) of the Company. Nonstatutory Stock Options and Stock Rights may be granted to Employees, Directors and Consultants. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted, in the discretion of the Board or the Committee, to any Optionee (whether or not such Optionee is, at the time of grant, an Employee or Consultant) in replacement for equity options that had been previously granted to an Employee or Consultant of the Company or a predecessor. No Options may be granted to Employees, Consultants or Directors of a Parent or Affiliate of the Company unless the Administrator explicitly designates such as an option with terms intended to avoid additional taxes under Section 409A of the Code.

(b) Type of Option. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.

(c) Maximum Grants. The maximum number of Shares with respect to which Incentive Stock Options may be granted under the Plan is1,950,000.

(d) ISO $100,000 Limitation. Notwithstanding any designation under Section 5(b) above, to the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(d), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

(e) No Employment or Consulting Rights. The Plan shall not confer upon any Participant any right with respect to continuation of an employment or consulting relationship with the Company, nor shall it interfere in any way with such Participant’s right or the right of the Participant’s employer or consulting recipient to terminate the employment or consulting relationship at any time for any reason.

6. Term of Plan. The Plan shall become effective upon its adoption by the Board of Directors. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 15 below.

7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided that the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement and provided further that, in the case of an Incentive Stock Option granted to a person who at the time of such grant is a Ten Percent Holder, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

8. Option Exercise Price and Consideration.

(a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator and set forth in the Option Agreement, but shall be subject to the following:

(i) in the case of an Incentive Stock Option:

(A) granted to an Employee who at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; or

(B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Nonstatutory Stock Option:

(A) granted on any date on which the Class A Common Stock is not a Listed Security, the per Share exercise price shall be such price as is determined by the Administrator; or

(B) granted on any date on which the Class A Common Stock is a Listed Security to any eligible person, the per share Exercise Price shall be such price as determined by the Administrator. Notwithstanding the foregoing, no Nonstatutory Stock Option will be granted with a per Share exercise price less than 100% of the Fair Market Value on the date of grant unless the Administrator explicitly designates such as a discounted option with terms intended to avoid additional taxes under Section 409A of the Code.

(b) Permissible Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash; (2) check; (3) subject to any requirements of the Applicable Laws, delivery of Optionee’s promissory note having such recourse, interest, security and redemption provisions as the Administrator determines to be appropriate; (4) other Shares that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised, provided that in the case of Shares acquired, directly or indirectly, from the Company, such Shares must have been owned by the Optionee for more than six months on the date of surrender (or such other period as may be required for securities law purposes or to avoid the Company’s incurring an adverse accounting charge); (5) by a net exercise method or by a cashless exercise method, including a broker-assisted cashless exercise, that complies with the Applicable Laws (including without limitation the requirements of Regulation T and other applicable regulations promulgated by the Federal Reserve Board) and that ensures prompt delivery to the Company by netting of shares or in cash of the amount required to pay the exercise price and any applicable withholding taxes; (6) any combination of the foregoing methods of payment; or (7) such other consideration and method of payment as determined by the Administrator and to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company and the Administrator may, in its sole discretion, refuse to accept a particular form of consideration at the time of any Option exercise other than cash or certified check.

9. Exercise of Option.

(a) General.

(i) Exercisability and Early Exercise. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, consistent with the terms of the Plan and reflected in the Option Agreement, including vesting requirements and/or performance criteria with respect to the Company and/or the Optionee. Option grants may include a provision whereby the Participant may elect at any time before his or her service for the Company terminates to exercise the Option as to any part or all of the Shares subject to the Option prior to the full vesting of the Option, and any Shares acquired upon such exercise shall be subject to the same vesting and other restrictions as applied to the Option.

(ii) Leave of Absence. The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such unpaid leave (unless otherwise required by the Applicable Laws). In the event of military leave, vesting shall toll during any unpaid portion of such leave, provided that, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Options to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

(iii) Minimum Exercise Requirements. An Option may not be exercised for a fraction of a Share. The Administrator may require that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent an Optionee from exercising the full number of Shares as to which the Option is then exercisable.

(iv) Procedures for and Results of Exercise. An Option shall be deemed exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) above, provided that the Administrator may, in its sole discretion, refuse to accept any form of consideration at the time of any Option exercise. Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(v) Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 below.

(b) Termination of Employment or Consulting Relationship. Except as otherwise set forth in this Section 9(b), the Administrator shall establish and set forth in the applicable Option Agreement the terms and conditions upon which an Option shall remain exercisable, if at all, following termination of an Optionee’s Continuous Service Status, which provisions may be waived or modified by the Administrator at any time. Unless the Administrator otherwise provides in the Option Agreement, to the extent that the Optionee is not vested in Optioned Stock at the date of termination of his or her Continuous Service Status, or if the Optionee (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Option Agreement or below (as applicable), the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan. The Administrator may, in the Option Agreement or in an amendment to outstanding Option Agreement, extend the period of time and/or conditions under which an Option shall remain exercisable following termination of an Optionee’s Continuous Service Status. In no event may any Option be exercised after the expiration of the Option term as set forth in the Option Agreement (and subject to Section 7 above).

The following provisions shall apply to the extent an Option Agreement does not specify the terms and conditions upon which an Option shall terminate upon termination of an Optionee’s Continuous Service Status:

(i) Termination other than Upon Disability or Death or for Cause. In the event of termination of Optionee’s Continuous Service Status other than under the circumstances set forth in subsections (ii) through (iv) below, such Optionee may exercise an Option for ninety (90) days following such termination to the extent the Optionee was vested in the Optioned Stock as of the date of such termination. No termination shall be deemed to occur and this Section 9(b)(i) shall not apply if (1) the Optionee is a Consultant who becomes an Employee or Director or (2) the Optionee is an Employee or Director who becomes a Consultant.

(ii) Disability of Optionee. In the event of termination of an Optionee’s Continuous Service Status as a result of his or her disability (including a disability within the meaning of Section 22(e)(3) of the Code), such Optionee may exercise an Option at any time within twelve (12) months following such termination to the extent the Optionee was vested in the Optioned Stock as of the date of such termination.

(iii) Death of Optionee. In the event of the death of an Optionee during the period of Continuous Service Status since the date of grant of the Option, or within the period specified in (i) or (ii), above, following termination of Optionee’s Continuous Service Status, the Option may be exercised by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance at any time within twelve (12) months following the date of death.

(iv) Termination for Cause. In the event of termination of an Optionee’s Continuous Service Status for Cause, any Option (including any exercisable portion thereof) held by such Optionee shall immediately terminate in its entirety upon first notification to the Optionee of termination of the Optionee’s Continuous Service Status. If an Optionee’s employment or consulting relationship with the Company is suspended pending an investigation of whether the Optionee shall be terminated for Cause, all the Optionee’s rights under any Option likewise shall be suspended during the investigation period and the Optionee shall have no right to exercise any Option. The Administrator shall have authority to effect such procedures and take such actions as are necessary to carry out the legal intent of this Section 9(b)(iv), including such procedures and actions as are required to cause the Optionee to return to the Company Shares purchased under the Option that have been purchased or that vested prior to the events giving rise to the for-Cause termination of the Optionee’s Continuous Service Status and, if such Shares have been transferred by the Optionee, to remit to the Company the value of such transferred Shares.

10. Stock Rights.

(a) Rights to Purchase. When the Administrator determines that it will offer Stock Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to acquire, the price to be paid, and the time within which such person must accept such offer. The purchase price of Shares subject to Stock Rights shall be as determined by the Administrator, and may be zero or nominal in amount so as to effectuate the Stock as a grant. The offer to purchase Shares subject to Stock Rights shall be accepted by execution of a Restricted Stock Agreement in the form determined by the Administrator.

(b) Repurchase Option.

(i) General. Unless the Administrator determines otherwise, the Restricted Stock Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Participant’s employment or other service arrangement with the Company for any reason (including death or disability). Subject to any requirements of the Applicable Laws, the terms of the Company’s repurchase option (including without limitation the price at which, and the consideration for which, it may be exercised, and the events upon which it shall lapse) shall be as determined by the Administrator in its sole discretion and reflected in the Restricted Stock Agreement.

(ii) Leave of Absence. The Administrator shall have the discretion to determine whether and to what extent the lapsing of Company repurchase rights shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, such lapsing shall be tolled during any such unpaid leave (unless otherwise required by the Applicable Laws). In the event of military leave, the lapsing of Company repurchase rights shall toll during any unpaid portion of such leave, provided that, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given “vesting” credit with respect to Shares purchased pursuant to the Restricted Stock Agreement to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

(iii) Termination for Cause. In the event of termination of a Participant’s Continuous Service Status for Cause, the Company shall have the right to repurchase from the Participant vested Shares derived from a Stock Right prior to the date, if any, upon which the Class A Common Stock becomes a Listed Security. The Company’s right to repurchase such Shares upon termination of such Participant’s Continuous Service Status for Cause shall be made at the lower of (A) Participant’s original cost for the Shares and (B) the Fair Market Value of the Shares as of the date of termination and shall be effected pursuant to such terms and conditions, and at such time, as the Administrator shall determine. The Administrator shall have authority to effect such procedures and take such actions as are necessary to carry out the intent of this Section 10(b)(iii), including such procedures and actions as are required to cause the Participant to return to the Company Shares purchased under the Stock Right that have vested prior to the events giving rise to the for-Cause termination of the Participant’s Continuous Service Status and, if such Shares have been transferred by the Participant, to remit to the Company the value of such transferred Shares. Nothing in this Section 10(b)(iii) shall in any way limit the Company’s right to purchase or forfeit unvested Shares as set forth in the applicable Restricted Stock Agreement.

(c) Other Provisions. The Restricted Stock Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Agreements need not be the same with respect to each Participant.

(d) Rights as a Stockholder. Once the Stock Right is exercised or granted, the Participant shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered on the books of the Company or of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Right is exercised or granted.

11. Taxes.

(a) Withholding Obligations. As a condition of the grant, vesting or exercise of an Option or Stock Right granted under the Plan, the Participant (or in the case of the Participant’s death, the person exercising the Option or Stock Right) shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with such grant, vesting or exercise of the Option or Stock Right or the issuance of Shares. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied. If the Administrator allows the withholding or surrender of Shares to satisfy a Participant’s tax withholding obligations under this Section 11 (whether pursuant to Section 11(c), (d) or (e), or otherwise), the Administrator shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

(b) Authority to Withhold. In the case of an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment(s) otherwise payable after the date of an exercise of the Option or grant, exercise or vesting of a Stock Right.

(c) Listed Securities. This Section 11(c) shall apply only after the date, if any, upon which the Class A Common Stock becomes a Listed Security. In the case of Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Laws, the Participant shall be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Option or grant, exercise or vesting of the Stock Right that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the amount required to be withheld. For purposes of this Section 11, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the “Tax Date”).

(d) Surrender of Shares. If permitted by the Administrator, in its discretion, a Participant may satisfy his or her tax withholding obligations upon exercise of an Option or Stock Right by surrendering to the Company Shares that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of shares previously acquired from the Company that are surrendered under this Section 11(d), such Shares must have been owned by the Participant for more than six (6) months on the date of surrender (or such other period as may be required for securities law purposes or to avoid the Company’s incurring an adverse accounting charge).

(e) Election Irrevocable. Any election or deemed election by a Participant to have Shares withheld to satisfy tax withholding obligations under Section 11 (c) or (d) above shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Administrator. Any election by a Participant under Section 11(d) above must be made on or prior to the applicable Tax Date.

(f) Deferred Tax Date Obligations. In the event an election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the Option or Stock Right is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

12. Non-Transferabilitv of Options and Stock Rights.

(a) General. Except as set forth in this Section 12, Options and Stock Rights, and all Shares issued upon the exercise thereof, may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will, or by the laws of descent or distribution. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option or Stock Right may be exercised, during the lifetime of the Participant (or a permitted transferee thereof) only by such Participant or a transferee permitted by this Section 12.

(b) Limited Transferability Rights. Notwithstanding anything else in this Section 12, the Administrator may in its discretion grant Nonstatutory Stock Options that may be transferred by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift or pursuant to domestic relations orders to Immediate Family Members (as defined below) of the Optionee. “Immediate Family Members” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships), any person sharing the Optionee’s household (other than a tenant or an employee), a trust in which these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Optionee) control the management of assets, and any other entity in which these persons (or the Optionee) own more than fifty percent (50%) of the voting interests. Regardless of the foregoing, in the event an Optionee makes a permitted transfer to a foundation or other entity, such Optionee or such Optionee’s Immediate Family Members shall not transfer control of the assets of such foundation or transfer all or a portion of his, her or its voting interest in such entity so that such Optionee or such Optionee’s Immediate Family Members are no longer the owner of at least fifty percent (50%) of such voting interest; and to the extent an Optionee or an Optionee’s Immediate Family Members do not so comply, then the original transfer of the Options to such foundation or entity shall be void and ineffective for any purpose and shall not confer on any transferred or purported transferee any rights whatsoever, and ownership of the Options shall revert back to the Optionee. Any Nonstatutory Stock Options so transferred to such an Immediate Family Members shall remain subject to the restrictions of this Plan.

13. Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions.

(a) Changes in Capitalization. Subject to any action required under Applicable Laws by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per Share of Class A Common Stock covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Class A Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award.

(b) Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, each Option and Stock Right will terminate immediately prior to the consummation of such action, unless otherwise determined by the Administrator.

(c) Change of Control. In the event of a Change of Control, the Board or Committee may, in its discretion, (1) provide for acceleration in part or whole of the right to exercise a Stock Option or the vesting of any Award; (2) provide for the assumption or substitution of, or adjustment to, each outstanding Option by the successor corporation or a parent or subsidiary of the successor corporation; (3) provide that any Options shall terminate if not exercised within a specified period of notice of such termination; and/or (4) provide for termination of Stock Options as a result of the Change of Control on such other terms and conditions as it deems appropriate, including providing for the cancellation of Stock Options for a cash payment to the Participant. The Board or Committee need not provide for identical treatment of each outstanding Award.

(d) Certain Distributions. In the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per Share of Class A Common Stock covered by each outstanding Option or Stock Right to reflect the effect of such distribution.

14. Time of Granting Options and Stock Rights. The date of grant of an Option or Stock Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Right, or such other prospective date as is determined by the Administrator, provided that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Optionee’s employment relationship with the Company. Notice of the determination shall be given to each Employee, Director or Consultant to whom an Option or Stock Right is so granted within a reasonable time after the date of such grant.

15. Amendment and Termination of the Plan.

(a) Authority to Amend or Terminate. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation (other than an adjustment pursuant to Section 13 above) shall be made that would materially and adversely affect the rights of any Optionee or holder of Stock Rights under any outstanding grant, without his or her consent. In addition, to the extent necessary and desirable to comply with the Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

(b) Effect of Amendment or Termination. Except as to amendments which the Administrator has the authority under the Plan to make unilaterally, no amendment or termination of the Plan shall materially and adversely affect Options or Stock Rights already granted, unless mutually agreed otherwise between the Optionee or holder of the Stock Rights and the Administrator, which agreement must be in writing and signed by the Optionee or holder and the Company.

16. Conditions Upon Issuance of Shares. Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. As a condition to the exercise of an Option or Stock Right, the Company may require the person exercising the Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law. Shares issued upon exercise of Awards granted prior to the date on which the Class A Common Stock becomes a Listed Security shall be subject to a right of first refusal in favor of the Company pursuant to which the Participant will be required to offer Shares to the Company before selling or transferring them to any third party on such terms and subject to such conditions as are reflected in the applicable Option Agreement or Restricted Stock Agreement. In addition, Awards issued prior to the date on which the Class A Common Stock becomes a Listed Security shall require the Participant to agree to a lock-up agreement in connection with public offerings of the Company’s stock that applies to all capital stock and rights to purchase capital stock of the Company held by the Participant on such terms and subject to such conditions as are reflected in the applicable Option Agreement or Restricted Stock Agreement.

17. Joinders. Acceptance or exercise of any Options or the acceptance or delivery of Awards shall constitute agreement by the Participant to be bound by the terms of any agreements generally applicable to employee stockholders of the Company (or generally applicable to employee stockholders who hold Shares and/or Options exercisable for Shares at least equal to the number of Shares owned and/or issuable to the Optionee) as may be in place and amended from time to time (which agreements may include but need not be limited to provisions restricting transfer or voting of shares and/or providing for “drag along” rights in favor of the Company’s majority or preferred stockholders), and the Company may require the Participant to execute or join any such agreement, or any other agreement related to stock ownership (whether or not applicable to employee stockholders generally), as a condition to delivery of any Shares hereunder.

18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

19. Agreements. Options and Stock Rights shall be evidenced by Option Agreements and Restricted Stock Agreements, respectively, in such form(s) as the Administrator shall from time to time approve.

20. Stockholder Approval. If required by the Applicable Laws, the Plan shall be subject to approval by the stockholders of the Company holding a majority of the shares of voting capital stock outstanding at the time within twelve (12) months before or after the date the Plan is adopted by the Board. Such stockholder approval shall be obtained in the manner and to the degree required under the Applicable Laws. Awards may be granted under this Plan prior to stockholder approval; but the effectiveness of such Awards shall be contingent on stockholder approval being obtained.

21. Section 409A. It is intended that Options and Stock Rights under the Plan are either exempt from Section 409A of the Code or are structured to comply with the requirements of Section 409A of the Code. The Plan shall be administered and interpreted in accordance with that intent. By way of example, the following rules shall apply to Awards hereunder to the extent needed to be exempt from or comply with the requirements of Section 409A of the Code: (1) any adjustment or modification to an Award shall be made in compliance with Section 409A of the Code, (2) rights to amend, terminate or modify the Plan or any Award are subject to the requirements and limitations of Section 409A of the Code, and (3) any payment or distribution that is triggered upon termination or cessation of employment or a comparable event shall be interpreted consistent with the definition of “separation from service” within the meaning of Treasury Regulation Section 1.409A-1(h). While the Company intends for Awards to either be exempt from or in compliance with Section 409A of the Code, neither the Company nor the Administrator shall be liable to any person for the tax consequences of any failure to comply with the requirements of Section 409A of the Code or any other tax consequences relating to Options or Stock Rights under this Plan.

22. Governing Law; Integration. This Plan and the rights and obligations of the Company and the Participants hereunder shall be governed and construed according to the domestic substantive laws of the State of Delaware without giving effect to choice or conflict of law provisions that would cause the application of the domestic substantive laws of any other jurisdiction. This Plan and the Options and Stock Awards granted from time to time pursuant thereto constitute the sole understanding of the Company and the Participants with respect to the subject matter hereof.

LENZ THERAPEUTICS, INC. (F/K/A PRESBYOPIA THERAPIES, INC.)

2020 EQUITY INCENTIVE PLAN

NOTICE OF STOCK OPTION GRANT

Name of Optionee: [Optionee’s Name]

You have been granted an option to purchase shares of Class A Common Stock of Lenz Therapeutics, Inc. (f/k/a Presbyopia Therapies, Inc.) (the “Company”) as follows:

Board Approval Date:	[Date of Board Vote]

Date of Grant:	[Date of Grant]

Exercise Price per Share:	$[Exercise Price]

Total Number of Shares Granted:	[Number of Options]

Total Exercise Price:	$[Total Exercise Price]

Type of Option:	[Incentive Stock Option/Nonstatutory Stock Option]

Expiration Date:	[Expiration Date]

Vesting Commencement Date:	[Vesting Commencement Date]

Vesting/Exercise Schedule:	[Vesting Schedule]

Termination Period:	This Option may be exercised at any time on or before the Expiration Date. Optionee is responsible for keeping track of these exercise periods. The Company will not provide further notice of such periods.

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Company’s 2020 Equity Incentive Plan and the Stock Option Agreement, both of which are attached and made a part of this document.

In addition, you agree and acknowledge that your rights to any Shares underlying the unvested portion of this Option will be earned only as you provide services to the Company or a Subsidiary over time, and that nothing in this Notice or the attached documents confers upon you any right to continue your employment, consulting or service relationship with the Company for any period of time, nor does it interfere in any way with your right or the Company’s right to terminate that relationship at any time, for any reason, with or without cause.

Optionee:	LENZ THERAPEUTICS, INC.

By:
[Optionee’s Name]		Evert Schimmelpennink, President

LENZ THERAPEUTICS, INC. (F/K/A PRESBYOPIA THERAPIES, INC.)

2020 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

1. Grant of Option. Lenz Therapeutics, Inc. (f/k/a Presbyopia Therapies, Inc.), a Delaware corporation (the “Company”), hereby grants to [Optionee’s Name] (“Optionee”), an option (the “Option”) to purchase the total number of shares of Common Stock (the “Shares”) set forth in the Notice of Stock Option Grant (the “Notice”), at the exercise price per Share set forth in the Notice (the “Exercise Price”) subject to the terms, definitions and provisions of the Company’s 2020 Equity Incentive Plan (the “Plan”) adopted by the Company, which is incorporated in this Agreement by reference. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan.

2. Designation of Option. This Option is not intended to be an Incentive Stock Option as defined in Section 422 of the Code and will be treated as a Nonstatutory Stock Option.

3. Exercise of Option. This Option shall be exercisable during its term in accordance with the Vesting/Exercise Schedule set out in the Notice and with the provisions of Section 9 of the Plan as follows:

(a) Right to Exercise.

(i) This Option may not be exercised for a fraction of a share.

(ii) In the event of Optionee’s death, disability or other termination of employment, the exercisability of the Option is governed by Section 5 below, subject to the limitations contained in this Section 3.

(iii) In no event may this Option be exercised after the Expiration Date of the Option as set forth in the Notice.

(b) Method of Exercise.

(i) This Option shall be exercisable by execution and delivery of the Exercise Notice and Restricted Stock Agreement attached hereto as Exhibit A (the “Exercise Agreement”) or of any other form of written (including electronic) notice approved for such purpose by the Company which shall state Optionee’s election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. In addition, if Optionee is not a U.S. resident, this Option shall be exercisable by the additional execution and delivery of the Investor Certificate attached as an exhibit to the Exercise Agreement. Such written notice and Investor Certificate if applicable, shall be signed by Optionee and shall be delivered to the Company by such means as are determined by the Plan Administrator in its discretion to constitute adequate delivery. The written notice and Investor Certificate, if applicable, shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice and Investor Certificate, if applicable, accompanied by the Exercise Price.

(ii) As a condition to the exercise of this Option and as further set forth in Section 11 of the Plan, Optionee agrees to make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the vesting or exercise of the Option, or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.

(iii) The Company is not obligated, and will have no liability for failure, to issue or deliver any Shares upon exercise of the Option unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 221 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by the Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

4. Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination of the following, at the election of Optionee:

(a) cash or check;

(b) by surrender of other shares (meaning, shares not subject to this Option) of Common Stock of the Company that have an aggregate Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised. In the case of shares acquired directly or indirectly from the Company, such shares must have been owned by Optionee for more than six (6) months on the date of surrender (or such other period of time as is necessary for purposes of securities laws or to avoid the Company’s incurring adverse accounting charges);

(c) by “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a fair market value that does not exceed the aggregate exercise price, with cash or other payment from the Optionee to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued;

(d) delivery of Optionee’s promissory note having such recourse, interest, security and redemption provisions as the Administrator determines to be appropriate, and subject to any requirements of the Applicable Laws; or

(e) following the date, if any, upon which the Common Stock is a Listed Security, and if the Company is at such time permitting “same day sale” cashless brokered exercises, delivery of a properly executed exercise notice together with irrevocable instructions to a broker participating in such cashless brokered exercise program to deliver promptly to the Company the amount required to pay the exercise price (and applicable withholding taxes).

5. Termination of Relationship; Early Termination of Option. Following the date of termination of Optionee’s Continuous Service Status for any reason (the “Termination Date”), Optionee may exercise the Option only as set forth in the Notice and this Section 5. To the extent that Optionee is not entitled to exercise this Option as of the Termination Date, or if Optionee does not exercise this Option within the Termination Period set forth in the Notice or the termination periods set forth below, the Option shall terminate in its entirety. In no event may any Option be exercised after the Expiration Date of the Option as set forth in the Notice.

(a) Termination of Continuous Service. In the event of termination of Optionee’s Continuous Service Status other than for Cause (as defined in the Plan), Optionee may, to the extent Optionee is vested in the Option Shares at the date of such termination (the “Termination Date”), exercise this Option at any time on or before the Expiration Date.

(b) Other Terminations of Relationship. In connection with any termination other than a termination covered by Section 5(a), Optionee may exercise the Option only as described below:

(i) Termination upon Disability of Optionee. In the event of termination of Optionee’s Continuous Service Status as a result of Optionee’s disability, Optionee may exercise this Option at any time on or before the Expiration Date, but only to the extent Optionee was vested in the Option Shares as of such Termination Date.

(ii) Death of Optionee. In the event of the death of Optionee (a) during the term of this Option and while an Employee or Consultant of the Company and having been in Continuous Service Status since the date of grant of the Option, or (b) within thirty (30) days after Optionee’s Termination Date, the Option may be exercised at any time on or before the Expiration Date by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent Optionee was vested in the Option as of the Termination Date.

(iii) Termination for Cause. In the event Optionee’s Continuous Service Status is terminated for Cause, the Option shall terminate immediately upon such termination for Cause as set forth in Section 9(b)(iv) of the Plan. In the event Optionee’s employment or consulting relationship with the Company is suspended pending investigation of whether such relationship shall be terminated for Cause, all Optionee’s rights under the Option, including the right to exercise the Option, shall be suspended during the investigation period, also as set forth in Section 9(b)(iv) of the Plan.

(c) Termination of Option. This Option may terminate prior to its Expiration Date and prior to the dates specified under Section 5(a) and (b) above under certain circumstances as set forth in Sections 14 and 16 of the Plan.

6. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution, and may be exercised during the lifetime of Optionee only by him or her. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee. The foregoing notwithstanding, the Administrator may in its discretion, but need not, permit the Optionee to transfer the Option by instrument to an inter vivos or testamentary trust in which the Option is passed to beneficiaries upon the death of the trustor/settlor, or by gift to “immediate family,” as that term is defined in 17 C.F.R. 240.16a-1(e) or successor statute or regulation thereto. Any such transfer shall be subject to such conditions as the Committee may then prescribe, including but not limited agreement by the transferee(s) to be bound by all terms and conditions of this Option and the Plan and to indemnify the Company against any and all tax liability associated with the transfer or subsequent exercise by the transferee.

7. Tax Consequences. The Company has not provided any tax advice with respect to this Option or the disposition of the Shares. Optionee should obtain advice from an appropriate independent professional adviser with respect to, and under the laws of Optionee’s country of residence and/or citizenship, the taxation implications of the grant, exercise, assignment, release, cancellation or any other disposal of this Option (each, a “Trigger Event”) and on any subsequent sale or disposition of the Shares. Optionee should also take advice in respect of the taxation indemnity provisions under Section 8 below.

8. Optionee’s Taxation Indemnity.

(a) To the extent permitted by law, Optionee hereby agrees to indemnify and keep indemnified the Company and the Company as trustee for and on behalf of any affiliate entity, in respect of any liability or obligation of the Company and/or any affiliate entity to account for income tax or any other taxation provisions under the laws of Optionee’s country or citizenship and/or residence to the extent arising from a Trigger Event or arising out of the acquisition, retention and disposal of the Shares.

(b) The Company shall not be obliged to allot and issue any of the Shares or any interest in the Shares unless and until Optionee has paid to the Company such sum as is, in the opinion of the Company, sufficient to indemnify the Company in full against any liability the Company has for any amount of, or representing, income tax or any other tax arising from a Trigger Event (the “Option Tax Liability”), or Optionee has made such other arrangement as in the opinion of the Company will ensure that the full amount of any Option Tax Liability will be recovered from Optionee within such period as the Company may then determine.

9. Data Privacy.

(a) To facilitate the administration of the Plan and this Agreement, it will be necessary for the Company (or its payroll administrators) to collect, hold and process certain personal information and other data about Optionee and to transfer this data to certain third parties such as brokers with whom Optionee may elect to deposit any share capital under the Plan. This personal data may include, but is not limited to, Optionee’s name, home address and telephone number, date of birth, social security number or other identification number, salary, nationality, job title, Shares held, and details of all Options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Optionee’s favor.

(b) Optionee hereby consents to the Company (or its payroll administrators) collecting, holding and processing Optionee’s personal data and transferring this data to the Company or any other third parties insofar as is reasonably necessary to implement, administer and manage the Plan and this Agreement.

(c) Optionee understands that this data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the United States or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the United States.

(d) Optionee understands that Optionee may, at any time, view Optionee’s personal data, require any necessary corrections to it or withdraw the consents herein in writing by contacting the Company, but acknowledges that without the use of such data it may not be practicable for the Company to administer Optionee’s involvement in the Plan in a timely fashion or at all and this may be detrimental to Optionee.

10. Lock-Up Agreement. In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, Optionee hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however and whenever acquired (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for up to 180 days from the effective date of such registration plus such additional period, to the extent required by Financial Industry Regulatory Authority (FINRA) rules, as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering.

12. Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

13. Effect of Agreement. Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof (and has had an opportunity to consult counsel regarding the Option terms), and hereby accepts this Option and agrees to be bound by its contractual terms as set forth herein and in the Plan. Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Plan Administrator regarding any questions relating to the Option. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of the Notice and this Agreement, the Plan terms and provisions shall prevail. The Option, including the Plan, constitutes the entire agreement between Optionee and the Company on the subject matter hereof and supersedes all proposals, written or oral, and all other communications between the parties relating to such subject matter.

[Signature Page Follows]

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one document.

OPTIONEE	Lenz Therapeutics, Inc.

By:
[Optionee’s Name]		Evert Schimmelpennink, President

Exhibit A

LENZ THERAPEUTICS, INC. (F/K/A PRESBYOPIA THERAPIES, INC.)

2020 EQUITY INCENTIVE PLAN

Exercise Notice and Restricted Stock Agreement

This Agreement (“Agreement”) is made as of [_________, 20__] by and between Lenz Therapeutics, Inc. (f/k/a Presbyopia Therapies, Inc.), a Delaware corporation (the “Company”), and [Optionee’s Name] (“Purchaser”). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Company’s 2020 Equity Incentive Plan (the “Plan”).

1. Exercise of Option. Subject to the terms and conditions hereof, Purchaser hereby elects to exercise his or her option to purchase [____________] shares of the Common Stock (the “Shares”) of the Company under and pursuant to the Plan, the Stock Option Agreement granted [__________, 20___] (the “Option Agreement”) and the Investor Certificate attached as Exhibit A to this Agreement (the “Investor Certificate”). The purchase price for the Shares shall be [____________] per Share for a total purchase price of [____________]. The term “Shares” refers to the purchased Shares and all securities received in replacement of the Shares or as stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser’s ownership of the Shares.

2. Time and Place of Exercise. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution and delivery of this Agreement in accordance with the provisions of Section 3(b) of the Option Agreement. On such date, the Company will deliver to Purchaser a certificate representing the Shares to be purchased by Purchaser (which shall be issued in Purchaser’s name) against payment of the exercise price therefor by Purchaser by any method listed in Section 4 of the Option Agreement.

3. [Intentionally omitted]

4. Investment and Taxation Representations. In connection with the purchase of the Shares, Purchaser represents to the Company the following:

(a) Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing these securities for investment for his or her own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or under any applicable provision of state law. Purchaser does not have any present intention to transfer the Shares to any other person or entity.

(b) Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein.

(c) Purchaser further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the securities. Purchaser understands that the certificate(s) evidencing the securities will be imprinted with a legend which prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

(d) Purchaser is familiar with the provisions of Rules 144 and 701, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Purchaser understands that the Company provides no assurances as to whether he or she will be able to resell any or all of the Shares pursuant to Rule 144 or Rule 701, which rules require, among other things, that the Company be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions. Notwithstanding this paragraph (d), Purchaser acknowledges and agrees to the restrictions set forth in paragraph (e) below.

(e) Purchaser further understands that in the event all of the applicable requirements of Rule 144 or 701 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

(f) Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

(g) If Purchaser is not a U.S. resident, Purchaser has read, understands and has executed the Investor Certificate.

5. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. The certificate or certificates representing the Shares shall bear such legends as the Company may determine to be required by applicable state and federal corporate and securities laws, by the Company’s Certificate of Incorporation or by contract.

(b) Stop-Transfer Notices. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

6. No Employment Rights. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent or subsidiary of the Company, to terminate Purchaser’s employment or consulting relationship, for any reason, with or without cause.

7. Lock-Up Agreement. In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, the Participant agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however or whenever acquired (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days but subject to such extension or extensions as may be required by the underwriters in order to publish research reports while complying with Rule 2711 of the National Association of Securities Dealers, Inc. and Rule 472(f)(4) of the New York Stock Exchange) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering.

8. Tax Consequences; Notice of Stock Option Disposition. Purchaser should obtain advice from an appropriate independent professional adviser with respect to, and under the laws of Purchaser’s country of residence and/or citizenship, the taxation implications of the grant, issuance, purchase, retention, assignment, release, cancellation, sale or any other disposal of the Shares (each, a “Trigger Event”). Purchaser should also take advice in respect of the taxation indemnity provisions under Section 9 below. In addition, if the Stock Option Agreement designated the Type of Option as an Incentive Stock Option, then the Purchaser understands and acknowledges in order for the Participant to obtain the benefits of an incentive stock option under Section 421 of the Code, no sale or other disposition may be made of any Shares acquired upon exercise of the Option within the one-year period beginning on the day after the day of the transfer of such Shares to him or her, nor within the two-year period beginning on the day after the grant of the Option. If the Purchaser intends to dispose or does dispose (whether by sale, gift, transfer or otherwise) of any such Shares acquired upon exercise of an Incentive Stock Option within said periods, he or she hereby agrees to notify the Company within thirty (30) days after such disposition.

9. Purchaser’s Taxation Indemnity.

(a) To the extent permitted by law, Purchaser hereby agrees to indemnify and keep indemnified the Company and the Company as trustee for and on behalf of any affiliate entity, in respect of any liability or obligation of the Company and/or any affiliate entity to account for income tax or any other taxation provisions under the laws of Purchaser’s country of citizenship and/or residence to the extent arising from a Trigger Event.

(b) The Company shall not be obliged to allot and issue any of the Shares or any interest in the Shares unless and until Purchaser has paid to the Company such sum as is, in the opinion of the Company, sufficient to indemnify the Company in full against any liability the Company has for any amount of, or representing, income tax or any other tax arising from a Trigger Event (the “Shares Tax Liability”), or Purchaser has made such other arrangement as in the opinion of the Company will ensure that the full amount of any Shares Tax Liability will be recovered from Purchaser within such period as the Company may then determine.

10. Data Protection.

(a) To facilitate the administration of the Plan and this Agreement, it will be necessary for the Company (or its payroll administrators) to collect, hold and process certain personal information about Purchaser and to transfer this data to certain third parties such as brokers with whom Purchaser may elect to deposit any share capital under the Plan. Purchaser consents to the Company (or its payroll administrators) collecting, holding and processing Purchaser’s personal data and transferring this data to the Company or any other third parties insofar as is reasonably necessary to implement, administer and manage the Plan.

(b) Where the transfer is to be to a destination outside Purchaser’s country of residence, the Company shall take reasonable steps to ensure that Purchaser’s personal data continues to be adequately protected and securely held.

(c) Purchaser understands that Purchaser may, at any time, view Purchaser’s personal data, require any necessary corrections to it or withdraw the consents herein in writing by contacting the Company, but acknowledges that without the use of such data it may not be practicable for the Company to administer Purchaser’s involvement in the Plan in a timely fashion or at all and this may be detrimental to Purchaser.

11. Miscellaneous.

(a) Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

(b) Entire Agreement; Enforcement of Rights. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

(c) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(d) Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

(e) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address as set forth below or as subsequently modified by written notice.

(f) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(g) Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

(h) California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

[Signature Page Follows]

The parties have executed this Exercise Notice and Restricted Stock Agreement as of the date first set forth above.

COMPANY:

Lenz Therapeutics, Inc.

By:

Name:

Title:

PURCHASER:

(Signature)

(Printed Name)

Address:

I, ______________________, spouse of Purchaser, have read and hereby approve the foregoing Agreement. In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or other such interest shall hereby be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Spouse of [Optionee]

Exhibit A

Investor Certificate

(for purposes of compliance with Regulation S)

The undersigned makes this certification in connection with the purchase of Shares of Common Stock of Lenz Therapeutics, Inc. (f/k/a Presbyopia Therapies, Inc.), a Delaware corporation (the “Company”), upon exercise of an option to purchase such Shares issued pursuant to the Company’s 2020 Equity Incentive Plan, as such may be amended from time to time. Capitalized terms used but not defined in this Certificate have the meanings ascribed to them in the Exercise Notice and Restricted Stock Agreement dated [___________, 20__] to which this Certificate is attached.

The undersigned certifies and represents that, as of the date set forth below, he/she:

1. is not a natural person resident in the United States, a partnership or corporation organized under the laws of the United States or otherwise a US person (as defined in Rule 902(k) of Regulation S of the United States Securities Act of 1933, as amended (the “Securities Act”); a copy of such definition is attached hereto) or acting for the benefit or account of a US person);

2. understands that the Shares have not been registered under the Securities Act;

3. agrees (a) to resell the Shares in a manner that would be subject to the securities laws of the United States (or any subdivision thereof) only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to another available exemption from registration (the availability of such exemption being reflected by an opinion of counsel acceptable to the Company), and (b) not to engage in hedging transactions with regard to such securities unless in compliance with the Securities Act (including Regulation S thereunder);

4. understands that a legend will be placed on all certificates evidencing the Shares reflecting the restrictions upon transfer set forth in paragraph (3) above; and

5. agrees not to offer or sell the Shares to any person in the United States before one year from the date, as applicable, of the certificate evidencing the Shares, unless the Shares, as applicable, are sold in a transaction exempt from the registration requirements of the Securities Act or pursuant to a registration statement effective under the Securities Act.

Dated:

Signature:

Print Name:

Attachment to Investor Certificate

As defined in Regulation 902(k) of Regulation S under the Securities Act of 1933, as amended, the term “U.S. Person” means:

(A)	any natural person resident in the United States;

(B)	any partnership or corporation organized or incorporated under the laws of the United States;

(C)	any estate of which any executor or administrator is a U.S. person;

(D)	any trust of which any trustee is a U.S. person;

(E)	any agency or branch of a foreign entity located in the United States;

(F)	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(G)	any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

(H)

any partnership or corporation if: (1) organized or incorporated under the laws of any foreign jurisdiction; and (2) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) of the 1933 Act) who are not natural persons, estates or trusts.

The following are not U.S. Persons:

(A)

any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States;

(B)

any estate of which a professional fiduciary acting as executor or administrator is a U.S. person if: (1) an executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and (2) the estate is governed by foreign law;

(C)

any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person;

(D)	an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country;

(E)

any agency or branch of a U.S. person located outside the United States if (1) any agency or branch operates for valid business reasons; and (2) the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and

(F)

the International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.

RECEIPT

The undersigned hereby acknowledges receipt of Certificate No. _____ for [__________] shares of Common Stock of Lenz Therapeutics, Inc. (f/k/a Presbyopia Therapies, Inc.)

Date: ___________________

Optionee

LENZ THERAPEUTICS, INC. (F/K/A PRESBYOPIA THERAPIES, INC.)

2020 EQUITY INCENTIVE PLAN

NOTICE OF STOCK OPTION GRANT (EARLY EXERCISE)

Name of the Optionee: [Optionee’s Name]

You have been granted an option to purchase shares of Class A Common Stock of Lenz Therapeutics, Inc. (f/k/a Presbyopia Therapies, Inc.) (the “Company”) as follows:

Board Approval Date:	[Date of Board Vote]

Date of Grant:	[Date of Grant]

Exercise Price per Share:	$[Exercise Price]

Total Number of Shares Granted:	[Number of Options]

Total Exercise Price:	$[Total Exercise Price]

Type of Option:	[Incentive Stock Option/Nonstatutory Stock Option]

Expiration Date:	[Expiration Date]

Date Exercisable:	This Option may be exercised at any time after the Date of Grant for all or any part of the Shares subject to this Option.

Vesting Commencement Date:	[Vesting Commencement Date]

Vesting Schedule:	Shares underlying this Option shall vest, and the Company’s Right of Repurchase shall lapse, in accordance with the following schedule:

[Vesting Schedule]

Termination Period:	This Option may be exercised at any time on or before the Expiration Date. The Optionee is responsible for keeping track of these exercise periods. The Company will not provide further notice of such periods.

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Company’s 2020 Equity Incentive Plan and the Stock Option Agreement, both of which are attached and made a part of this document.

In addition, you agree and acknowledge that your rights to any Shares underlying the unvested portion of this Option will be earned only as you provide services to the Company or a Subsidiary over time, and that nothing in this Notice or the attached documents confers upon you any right to continue your employment, consulting or service relationship with the Company for any period of time, nor does it interfere in any way with your right or the Company’s right to terminate that relationship at any time, for any reason, with or without cause.

OPTIONEE:	LENZ THERAPEUTICS, INC.

By:
[Optionee’s Name]		Evert Schimmelpennink, President

LENZ THERAPEUTICS, INC. (F/K/A PRESBYOPIA THERAPIES, INC.)

2020 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT (EARLY EXERCISE)

1. Grant of Option. Lenz Therapeutics, Inc. (f/k/a Presbyopia Therapies, Inc.), a Delaware corporation (the “Company”), hereby grants to [Optionee’s Name] (“Optionee”), an option (the “Option”) to purchase the total number of shares of Common Stock (the “Shares”) set forth in the Notice of Stock Option Grant (the “Notice”), at the exercise price per Share set forth in the Notice (the “Exercise Price”) subject to the terms, definitions and provisions of the Company’s 2020 Equity Incentive Plan (the “Plan”) adopted by the Company, which is incorporated in this Agreement by reference. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan.

2. Designation of Option. This Option is intended to be an Incentive Stock Option or a Nonstatutory Stock Option, as provided in the Notice. Even if this Option is designated as an Incentive Stock Option in the Notice, it shall be deemed to be a Nonstatutory Stock Option to the extent (and only to the extent) required by the $100,000 annual limitation under Section 422(d) of the Code.

3. Exercise of Option. This Option shall be exercisable during its term in accordance with the Exercise provisions set out in the Notice and with the provisions of Section 9 of the Plan as follows:

(a) Right to Exercise.

(i) This Option may not be exercised for a fraction of a share.

(ii) In the event of the Optionee’s death, disability or other termination of employment, the exercisability of the Option is governed by Section 5 below, subject to the limitations contained in this Section 3.

(iii) In no event may this Option be exercised after the Expiration Date of the Option as set forth in the Notice.

(b) Method of Exercise.

(i) This Option shall be exercisable by execution and delivery by the Optionee of the Exercise Notice and Restricted Stock Agreement attached hereto as Exhibit A (the “Exercise Agreement”) or of any other form of written (including electronic) notice approved for such purpose by the Company which shall state the Optionee’s election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. In addition, if the Optionee is not a U.S. resident, this Option shall be exercisable by the additional execution and delivery of the Investor Certificate attached as an exhibit to the Exercise Agreement. Such written notice and Investor Certificate if applicable, shall be signed by the Optionee and shall be delivered to the Company by such means as are determined by the Plan Administrator in its discretion to constitute adequate delivery. The written notice and Investor Certificate, if applicable, shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice and Investor Certificate, if applicable, accompanied by the Exercise Price.

(ii) As a condition to the exercise of this Option and as further set forth in Section 11 of the Plan, the Optionee agrees to make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the vesting or exercise of the Option, or the vesting or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.

(iii) The Company is not obligated, and will have no liability for failure, to issue or deliver any Shares upon exercise of the Option unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. This Option may not be exercised (1) until such time as the Plan has been approved by the stockholders of the Company, or (2) if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 221 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by the Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

(iv) Shares purchased by exercising this Option may be subject to the Right of Repurchase under Section 11. In the event of a partial exercise of this Option, Shares shall be deemed to have been purchased in the order in which they vest in accordance with the Notice.

(v) With respect to the exercise of all or a portion of the Option for unvested Shares, an election (the “Election”) may be filed by the Optionee with the Internal Revenue Service, within 30 days of the purchase of such Shares, electing pursuant to Section 83(b) of the Code to be taxed currently on any difference between the purchase price paid for such Shares and their Fair Market Value as of the date of purchase. The Optionee is strongly encouraged to seek the advice of his or her own tax consultants in connection with the purchase of the Shares and the advisability of filing the Election under Section 83(b) of the Code. A form of Election under Section 83(b) is attached hereto as Exhibit B. THE OPTIONEE ACKNOWLEDGES THAT IT IS THE OPTIONEE’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(B), EVEN IF THE OPTIONEE REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON THE OPTIONEE’S BEHALF.

4. Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination of the following, at the election of the Optionee:

(a) cash or check;

(b) by surrender of other shares (meaning, shares not subject to this Option) of Common Stock of the Company that have an aggregate Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised. In the case of shares acquired directly or indirectly from the Company, such shares must have been owned by the Optionee for more than six (6) months on the date of surrender (or such other period of time as is necessary for purposes of securities laws or to avoid the Company’s incurring adverse accounting charges);

(c) by “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a fair market value that does not exceed the aggregate exercise price, with cash or other payment from the Optionee to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued;

(d) delivery of the Optionee’s promissory note having such recourse, interest, security and redemption provisions as the Administrator determines to be appropriate, and subject to any requirements of the Applicable Laws; or

(e) following the date, if any, upon which the Common Stock is a Listed Security, and if the Company is at such time permitting “same day sale” cashless brokered exercises, delivery of a properly executed exercise notice together with irrevocable instructions to a broker participating in such cashless brokered exercise program to deliver promptly to the Company the amount required to pay the exercise price (and applicable withholding taxes).

5. Termination of Relationship; Early Termination of Option. Following the date of termination of the Optionee’s Continuous Service Status for any reason (the “Termination Date”), the Optionee may exercise the Option only as set forth in the Notice and this Section 5. If the Optionee does not exercise this Option within the Termination Period set forth in the Notice or the termination periods set forth below, the Option shall terminate in its entirety. In no event may any Option be exercised after the Expiration Date of the Option as set forth in the Notice.

(a) Termination of Continuous Service. In the event of termination of the Optionee’s Continuous Service Status other than for Cause (as defined in the Plan), the Optionee may exercise the portion of the Option Shares that is vested as of the date of such termination (the “Termination Date”) at any time on or before the Expiration Date.

(b) Other Terminations of Relationship. In connection with any termination other than a termination covered by Section 5(a), the Optionee may exercise the Option only as described below:

(i) Termination upon Disability of the Optionee. In the event of termination of the Optionee’s Continuous Service Status as a result of the Optionee’s disability, the Optionee may exercise this Option at any time on or before the Expiration Date, but only to with respect to the portion of the Option Shares that was vested as of such Termination Date.

(ii) Death of the Optionee. In the event of the death of the Optionee (a) during the term of this Option and while an Employee or Consultant of the Company and having been in Continuous Service Status since the Date of Grant of the Option, or (b) within thirty (30) days after the Optionee’s Termination Date, the Option may be exercised at any time on or before the Expiration Date by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to with respect to the portion of the Option Shares that was vested as of such Termination Date.

(iii) Termination for Cause. In the event the Optionee’s Continuous Service Status is terminated for Cause, the Option shall terminate immediately upon such termination for Cause as set forth in Section 9(b)(iv) of the Plan. In the event the Optionee’s employment or consulting relationship with the Company is suspended pending investigation of whether such relationship shall be terminated for Cause, all of the Optionee’s rights under the Option, including the right to exercise the Option, shall be suspended during the investigation period, also as set forth in Section 9(b)(iv) of the Plan.

(c) Termination of Option. This Option may terminate prior to its Expiration Date and prior to the dates specified under Section 5(a) and (b) above under certain circumstances as set forth in Sections 14 and 16 of the Plan.

6. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution, and may be exercised during the lifetime of the Optionee only by him or her. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee. The foregoing notwithstanding, the Administrator may in its discretion, but need not, permit the Optionee to transfer the Option by instrument to an inter vivos or testamentary trust in which the Option is passed to beneficiaries upon the death of the trustor/settlor, or by gift to “immediate family,” as that term is defined in 17 C.F.R. 240.16a-1(e) or successor statute or regulation thereto. Any such transfer shall be subject to such conditions as the Committee may then prescribe, including but not limited agreement by the transferee(s) to be bound by all terms and conditions of this Option and the Plan and to indemnify the Company against any and all tax liability associated with the transfer or subsequent exercise by the transferee.

7. Tax Consequences. The Company has not provided any tax advice with respect to this Option or the vesting or disposition of the Shares. The Optionee should obtain advice from an appropriate independent professional adviser with respect to, and under the laws of the Optionee’s country of residence and/or citizenship, the taxation implications of the grant, exercise, vesting, assignment, release, cancellation or any other disposal of this Option (each, a “Trigger Event”) and on any subsequent vesting, sale or disposition of the Shares. The Optionee should also take advice in respect of the taxation indemnity provisions under Section 8 below.

8. Optionee’s Taxation Indemnity.

(a) To the extent permitted by law, the Optionee hereby agrees to indemnify and keep indemnified the Company and the Company as trustee for and on behalf of any affiliate entity, in respect of any liability or obligation of the Company and/or any affiliate entity to account for income tax or any other taxation provisions under the laws of the Optionee’s country or citizenship and/or residence to the extent arising from a Trigger Event or arising out of the acquisition, retention and disposal of the Shares.

(b) The Company shall not be obliged to allot and issue any of the Shares or any interest in the Shares unless and until the Optionee has paid to the Company such sum as is, in the opinion of the Company, sufficient to indemnify the Company in full against any liability the Company has for any amount of, or representing, income tax or any other tax arising from a Trigger Event (the “Option Tax Liability”), or the Optionee has made such other arrangement as in the opinion of the Company will ensure that the full amount of any Option Tax Liability will be recovered from the Optionee within such period as the Company may then determine.

9. Data Privacy.

(a) To facilitate the administration of the Plan and this Agreement, it will be necessary for the Company (or its payroll administrators) to collect, hold and process certain personal information and other data about the Optionee and to transfer this data to certain third parties such as brokers with whom the Optionee may elect to deposit any share capital under the Plan. This personal data may include, but is not limited to, the Optionee’s name, home address and telephone number, date of birth, social security number or other identification number, salary, nationality, job title, Shares held, and details of all Options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor.

(b) Optionee hereby consents to the Company (or its payroll administrators) collecting, holding and processing the Optionee’s personal data and transferring this data to the Company or any other third parties insofar as is reasonably necessary to implement, administer and manage the Plan and this Agreement.

(c) Optionee understands that this data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the United States or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the United States.

(d) Optionee understands that the Optionee may, at any time, view the Optionee’s personal data, require any necessary corrections to it or withdraw the consents herein in writing by contacting the Company, but acknowledges that without the use of such data it may not be practicable for the Company to administer the Optionee’s involvement in the Plan in a timely fashion or at all and this may be detrimental to the Optionee.

10. Lock-Up Agreement. In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, the Optionee hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however and whenever acquired (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for up to 180 days from the effective date of such registration plus such additional period, to the extent required by Financial Industry Regulatory Authority (FINRA) rules, as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering.

11. Right of Repurchase.

(a) Scope of Repurchase Right. Until they become vested in accordance with the Notice and Subsection 11(b) below, any Shares acquired under this Agreement shall be considered restricted Shares (“Restricted Shares”) and shall be subject to the Company’s right to repurchase such Restricted Shares in accordance with this Section 11 (such right, the “Right of Repurchase”). The Company, however, may decline to exercise its Right of Repurchase or may exercise its Right of Repurchase only with respect to a portion of the Restricted Shares. The Company may exercise the Right of Repurchase (1) during the 90-day period commencing on the Optionee’s Termination Date, or (2) automatically under Subsection 11(d) below. If the Right of Repurchase is exercised, the Company shall pay the Optionee an amount equal to the lower of (i) the Exercise Price paid by the Optionee for the Restricted Share being repurchased or (ii) the Fair Market Value of such Restricted Share at the time the Right of Repurchase is exercised.

(b) Lapse of Repurchase Right. The Right of Repurchase shall lapse with respect to the Restricted Shares in accordance with the vesting schedule set forth in the Notice.

(c) Escrow. Upon issuance, any certificate(s) for Restricted Shares shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Any additional or exchanged securities or other property described in Subsection (f) below shall immediately be delivered to the Company to be held in escrow. All ordinary cash dividends on Restricted Shares (or on other securities held in escrow) shall be paid directly to the Optionee and shall not be held in escrow. Restricted Shares, together with any other assets held in escrow under this Agreement, shall be (i) surrendered to the Company for repurchase upon exercise of the Right of Repurchase or (ii) if held in escrow, released to the Optionee upon his or her request to the extent that the Shares have ceased to be Restricted Shares (but not more frequently than once every six months). In any event, all Shares that have ceased to be Restricted Shares, together with any other vested assets held in escrow under this Agreement, shall be released within 90 days after the termination of the Optionee’s Continuous Service Status.

(d) Exercise of Repurchase Right. The Company shall be deemed to have exercised its Right of Repurchase automatically for all Restricted Shares held by the Optionee as of the commencement of the Repurchase Period, unless the Company during the Repurchase Period notifies the Optionee that it will not exercise its Right of Repurchase for some or all of the Restricted Shares. In the event of a repurchase under this Section 11(d), the Company shall pay to the Optionee the purchase price determined under Subsection 11(a) above for the Restricted Shares being repurchased. Payment shall be made in cash or cash equivalents and/or by canceling indebtedness to the Company incurred by the Optionee in the purchase of the Restricted Shares. If the Restricted Shares being repurchased are represented by certificate(s), any such certificate(s) shall be delivered to the Company. If the Restricted Shares being repurchased are not represented by certificate, the repurchase shall be effected by an appropriate book entry on the stock ledger for the Shares.

(e) Termination of Rights as Stockholder. If the Right of Repurchase is exercised in accordance with this Section 11 and the Company makes available to the Optionee the consideration for the Restricted Shares being repurchased, then the Optionee shall no longer have any rights as a holder of the Restricted Shares (other than the right to receive payment of such consideration). Such Restricted Shares shall be deemed to have been repurchased pursuant to this Section 11, whether or not any certificate(s) for such Restricted Shares have been delivered to the Company or the consideration for such Restricted Shares has been accepted by the Optionee.

(f) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company, a sale of all or substantially all of the Company’s stock or assets, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Restricted Shares held by the Optionee shall immediately be subject to the Right of Repurchase. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Restricted Shares held by the Optionee. Appropriate adjustments shall also be made to the price per share to be paid to the Optionee upon the exercise of the Right of Repurchase, provided that the aggregate purchase price payable to the Optionee for the Restricted Shares shall remain the same.

(g) Transfer of Restricted Shares. The Optionee shall not transfer, assign, encumber or otherwise dispose of any Restricted Shares without the Company’s written consent.

(h) Assignment of Repurchase Right. The Board of Directors may freely assign the Company’s Right of Repurchase, in whole or in part. Any person who accepts an assignment of the Right of Repurchase from the Company shall be entitled to and assume all of the Company’s rights and obligations under this Section 11.

12. Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

13. Effect of Agreement. The Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof (and has had an opportunity to consult counsel regarding the Option terms), and hereby accepts this Option and agrees to be bound by its contractual terms as set forth herein and in the Plan. The Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Plan Administrator regarding any questions relating to the Option. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of the Notice and this Agreement, the Plan terms and provisions shall prevail. The Option, including the Plan, constitutes the entire agreement between the Optionee and the Company on the subject matter hereof and supersedes all proposals, written or oral, and all other communications between the parties relating to such subject matter.

[Signature Page Follows]

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one document.

OPTIONEE	LENZ THERAPEUTICS, INC.

By:
[Optionee’s Name]		Evert Schimmelpennink, President

Exhibit A

LENZ THERAPEUTICS, INC. (F/K/A PRESBYOPIA THERAPIES, INC.)

2020 EQUITY INCENTIVE PLAN

Exercise Notice and Restricted Stock Agreement

This Agreement (“Agreement”) is made as of [_________, 20__] by and between Lenz Therapeutics, Inc. (f/k/a Presbyopia Therapies, Inc.), a Delaware corporation (the “Company”), and [Optionee’s Name] (“Purchaser”). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Company’s 2020 Equity Incentive Plan (the “Plan”).

1. Exercise of Option. Subject to the terms and conditions hereof, Purchaser hereby elects to exercise his or her option to purchase [____________] shares of the Common Stock (the “Shares”) of the Company under and pursuant to the Plan, the Stock Option Agreement granted [__________, 20___] (the “Option Agreement”) and the Investor Certificate attached as Exhibit A to this Agreement (the “Investor Certificate”). The purchase price for the Shares shall be [____________] per Share for a total purchase price of [____________]. The term “Shares” refers to the purchased Shares and all securities received in replacement of the Shares or as stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser’s ownership of the Shares.

2. Time and Place of Exercise. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution and delivery of this Agreement in accordance with the provisions of Section 3(b) of the Option Agreement. On such date, the Company will deliver to Purchaser a certificate representing the Shares to be purchased by Purchaser (which shall be issued in Purchaser’s name) against payment of the exercise price therefor by Purchaser by any method listed in Section 4 of the Option Agreement.

3. Company’s Right of Repurchase. To the extent the Shares being purchased hereunder are unvested on the date of this Agreement, the Purchaser acknowledges and agrees that such Shares shall be subject to the Company’s Right of Repurchase, as defined in and as set forth in Section 11 of the Option Agreement.

4. Investment and Taxation Representations. In connection with the purchase of the Shares, Purchaser represents to the Company the following:

(a) Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing these securities for investment for his or her own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or under any applicable provision of state law. Purchaser does not have any present intention to transfer the Shares to any other person or entity.

(b) Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein.

(c) Purchaser further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the securities. Purchaser understands that the certificate(s) evidencing the securities will be imprinted with a legend which prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

(d) Purchaser is familiar with the provisions of Rules 144 and 701, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Purchaser understands that the Company provides no assurances as to whether he or she will be able to resell any or all of the Shares pursuant to Rule 144 or Rule 701, which rules require, among other things, that the Company be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions. Notwithstanding this paragraph (d), Purchaser acknowledges and agrees to the restrictions set forth in paragraph (e) below.

(e) Purchaser further understands that in the event all of the applicable requirements of Rule 144 or 701 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

(f) Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

(g) If Purchaser is not a U.S. resident, Purchaser has read, understands and has executed the Investor Certificate.

5. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. The certificate or certificates representing the Shares shall bear such legends as the Company may determine to be required by applicable state and federal corporate and securities laws, by the Company’s Certificate of Incorporation or by contract.

(b) Stop-Transfer Notices. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

6. No Employment Rights. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent or subsidiary of the Company, to terminate Purchaser’s employment or consulting relationship, for any reason, with or without cause.

7. Lock-Up Agreement. In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, the Participant agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however or whenever acquired (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days but subject to such extension or extensions as may be required by the underwriters in order to publish research reports while complying with Rule 2711 of the National Association of Securities Dealers, Inc. and Rule 472(f)(4) of the New York Stock Exchange) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering.

8. Tax Consequences; Notice of Stock Option Disposition. Purchaser should obtain advice from an appropriate independent professional adviser with respect to, and under the laws of Purchaser’s country of residence and/or citizenship, the taxation implications of the grant, issuance, vesting, purchase, retention, assignment, release, cancellation, sale or any other disposal of the Shares (each, a “Trigger Event”). Purchaser should also take advice in respect of the taxation indemnity provisions under Section 9 below. In addition, if the Stock Option Agreement designated the Type of Option as an Incentive Stock Option, then the Purchaser understands and acknowledges in order for the Participant to obtain the benefits of an incentive stock option under Section 421 of the Code, no sale or other disposition may be made of any Shares acquired upon exercise of the Option within the one-year period beginning on the day after the day of the transfer of such Shares to him or her, nor within the two-year period beginning on the day after the grant of the Option. If the Purchaser intends to dispose or does dispose (whether by sale, gift, transfer or otherwise) of any such Shares acquired upon exercise of an Incentive Stock Option within said periods, he or she hereby agrees to notify the Company within thirty (30) days after such disposition. Further, Purchaser acknowledges that if the Shares being purchased hereunder are unvested on the date of this Agreement, Purchaser may choose to make a tax election under Section 83(b) of the Code. In the event Purchaser chooses to make an election pursuant to Section 83(b) of the Code, Purchaser acknowledges that it is Purchaser’s responsibility, not the Company’s responsibility, to file the election in a timely manner, even if Purchaser asks the Company or its agents to make the filing on his or her behalf.

9. Purchaser’s Taxation Indemnity.

(a) To the extent permitted by law, Purchaser hereby agrees to indemnify and keep indemnified the Company and the Company as trustee for and on behalf of any affiliate entity, in respect of any liability or obligation of the Company and/or any affiliate entity to account for income tax or any other taxation provisions under the laws of Purchaser’s country of citizenship and/or residence to the extent arising from a Trigger Event.

(b) The Company shall not be obliged to allot and issue any of the Shares or any interest in the Shares unless and until Purchaser has paid to the Company such sum as is, in the opinion of the Company, sufficient to indemnify the Company in full against any liability the Company has for any amount of, or representing, income tax or any other tax arising from a Trigger Event (the “Shares Tax Liability”), or Purchaser has made such other arrangement as in the opinion of the Company will ensure that the full amount of any Shares Tax Liability will be recovered from Purchaser within such period as the Company may then determine.

10. Data Protection.

(a) To facilitate the administration of the Plan and this Agreement, it will be necessary for the Company (or its payroll administrators) to collect, hold and process certain personal information about Purchaser and to transfer this data to certain third parties such as brokers with whom Purchaser may elect to deposit any share capital under the Plan. Purchaser consents to the Company (or its payroll administrators) collecting, holding and processing Purchaser’s personal data and transferring this data to the Company or any other third parties insofar as is reasonably necessary to implement, administer and manage the Plan.

(b) Where the transfer is to be to a destination outside Purchaser’s country of residence, the Company shall take reasonable steps to ensure that Purchaser’s personal data continues to be adequately protected and securely held.

(c) Purchaser understands that Purchaser may, at any time, view Purchaser’s personal data, require any necessary corrections to it or withdraw the consents herein in writing by contacting the Company, but acknowledges that without the use of such data it may not be practicable for the Company to administer Purchaser’s involvement in the Plan in a timely fashion or at all and this may be detrimental to Purchaser.

11. Miscellaneous.

(a) Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

(b) Entire Agreement; Enforcement of Rights. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

(c) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(d) Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

(e) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address as set forth below or as subsequently modified by written notice.

(f) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(g) Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

(h) California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

[Signature Page Follows]

The parties have executed this Exercise Notice and Restricted Stock Agreement as of the date first set forth above.

COMPANY:

Lenz Therapeutics, Inc.

By:

Name:

Title:

PURCHASER:

(Signature)

(Printed Name)

Address:

I, ______________________, spouse of Purchaser, have read and hereby approve the foregoing Agreement. In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or other such interest shall hereby be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Spouse of [Optionee]

Exhibit A

Investor Certificate

(for purposes of compliance with Regulation S)

The undersigned makes this certification in connection with the purchase of Shares of Common Stock of Lenz Therapeutics, Inc. (f/k/a Presbyopia Therapies, Inc.), a Delaware corporation (the “Company”), upon exercise of an option to purchase such Shares issued pursuant to the Company’s 2020 Equity Incentive Plan, as such may be amended from time to time. Capitalized terms used but not defined in this Certificate have the meanings ascribed to them in the Exercise Notice and Restricted Stock Agreement dated [___________, 20__] to which this Certificate is attached.

The undersigned certifies and represents that, as of the date set forth below, he/she:

1. is not a natural person resident in the United States, a partnership or corporation organized under the laws of the United States or otherwise a US person (as defined in Rule 902(k) of Regulation S of the United States Securities Act of 1933, as amended (the “Securities Act”); a copy of such definition is attached hereto) or acting for the benefit or account of a US person);

2. understands that the Shares have not been registered under the Securities Act;

3. agrees (a) to resell the Shares in a manner that would be subject to the securities laws of the United States (or any subdivision thereof) only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to another available exemption from registration (the availability of such exemption being reflected by an opinion of counsel acceptable to the Company), and (b) not to engage in hedging transactions with regard to such securities unless in compliance with the Securities Act (including Regulation S thereunder);

4. understands that a legend will be placed on all certificates evidencing the Shares reflecting the restrictions upon transfer set forth in paragraph (3) above; and

5. agrees not to offer or sell the Shares to any person in the United States before one year from the date, as applicable, of the certificate evidencing the Shares, unless the Shares, as applicable, are sold in a transaction exempt from the registration requirements of the Securities Act or pursuant to a registration statement effective under the Securities Act.

Dated:

Signature:

Print Name:

Attachment to Investor Certificate

As defined in Regulation 902(k) of Regulation S under the Securities Act of 1933, as amended, the term “U.S. Person” means:

(A)	any natural person resident in the United States;

(B)	any partnership or corporation organized or incorporated under the laws of the United States;

(C)	any estate of which any executor or administrator is a U.S. person;

(D)	any trust of which any trustee is a U.S. person;

(E)	any agency or branch of a foreign entity located in the United States;

(F)	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(G)	any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

(H)

any partnership or corporation if: (1) organized or incorporated under the laws of any foreign jurisdiction; and (2) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) of the 1933 Act) who are not natural persons, estates or trusts.

The following are not U.S. Persons:

(A)

any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States;

(B)

any estate of which a professional fiduciary acting as executor or administrator is a U.S. person if: (1) an executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and (2) the estate is governed by foreign law;

(C)

any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person;

(D)	an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country;

(E)

any agency or branch of a U.S. person located outside the United States if (1) any agency or branch operates for valid business reasons; and (2) the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and

(F)

the International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.

RECEIPT

The undersigned hereby acknowledges receipt of Certificate No. _____ for [_________] shares of Common Stock of Lenz Therapeutics, Inc. (f/k/a Presbyopia Therapies, Inc.)

Date: ___________________

Optionee

Exhibit B

SECTION 83(B) ELECTION

The undersigned taxpayer hereby elects, pursuant to Sections 55 and 83(b) of the Internal Revenue Code of 1986, as amended, and pursuant to Treasury Regulations Section 1.83-2, to include in gross income as compensation for services the excess (if any) of the fair market value of the shares described below over an amount paid for those shares.

A.	The taxpayer who performed the services is:

Name: ____________________________________

Address: ____________________________________

              ____________________________________

Social Security No.: _____________________________

B.	The property with respect to which the election is made is ______ shares of the common stock of Lenz Therapeutics, Inc.

C.	The property was transferred to the taxpayer on __________ ___, _____.

D.	The taxable year for which the election is made is the calendar year _____.

E.

The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property if for any reason taxpayer’s service with the issuer terminates. The issuer’s repurchase right lapses in a series of installments over a ______-year period ending on __________ ___, _____.

F.

The fair market value of such property at the time of transfer (determined without regard to any restriction other than a restriction that by its terms will never lapse) is $_____ per share x _____ shares = $_________.

G.	For the property transferred, the taxpayer paid $_____ per share × _____ shares = $_____.

H.	The amount to include in gross income is $__________. [The amount in Item F less the amount in Item G]

I.	This statement is executed on __________ ___, _____.

Signature of Spouse (if any)	Signature of Taxpayer

Within 30 days after the date of transfer of the property, this election must be filed with the Internal Revenue Service office where the taxpayer files his or her annual federal income tax return. The filing should be made by registered or certified mail, return receipt requested. The taxpayer must deliver a copy of the completed form to the Company.